Restricted Confidential October 31, 2024 Third Quarter 2024 Financial Results

Restricted Confidential Disclaimer This presentation contains statements that are not purely historical but are forward-looking statements, including statements regarding expectations, hopes, intentions or strategies regarding the future. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the utility of the information in this Presentation as a predictor of future performance. Any estimates and statements contained herein may be forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Risks, uncertainties and other factors may cause actual results to vary materially and potentially adversely from those anticipated, estimated or projected. For example, throughout this Presentation we discuss the Company’s business strategy and certain short and long term financial and operational expectations that we believe would be achieved based upon our planned business strategy for the next several years. These expectations can only be achieved if the assumptions underlying our business strategy are fully realized –some of which we cannot control (e.g., market growth rates, macroeconomic conditions and customer preferences) and we will review these assumptions as part of our annual planning process. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) our ability to implement and execute our strategic plans to transform the business; (ii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (iii) competition for our solutions; (iv) harm to our brand and reputation; (v) unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation and supply chain disruptions; (vi) risks associated with operating and expanding internationally; (vii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (viii) failure in the integrity of our data or systems; (ix) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (x) loss of access to data sources or ability to transfer data across the data sources in markets where we operate; (xi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xii) loss or diminution of one or more of our key clients, business partners or government contracts; (xiii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xiv) our ability to protect our intellectual property adequately or cost-effectively; (xv) claims for intellectual property infringement; (xvi) interruptions, delays or outages to subscription or payment processing platforms; (xvii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xviii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xix) compliance with governmental laws and regulations; (xx) risks related to registration and other rights held by certain of our largest shareholders; (xxi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event, including the global economic uncertainty and measures taken in response; (xxii) increased economic uncertainty related to the ongoing conflict between Russia and Ukraine, the conflict in the Middle East, and associated trends in macroeconomic conditions, and (xxii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our consolidated financial statements for the year ended December 31, 2023, included in our Annual Report of Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 22, 2024, our other Quarterly Reports and the Company’s other reports or documents filed with the SEC. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, and (2) the date of such information, in the case of information from persons other than the Company. There can be no assurance any forecasts and estimates will prove accurate in whole or in part. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Presentation also includes certain financial information that is not presented in accordance with Generally Accepted Accounting Principles (“GAAP”), including, but not limited to, Organic Revenue, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Further, it is important to note that non-GAAP financial measures should not be considered in isolation and may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. It is also important to note that EBITDA, Adjusted EBITDA for specified fiscal periods have been calculated in accordance with the definitions thereof as set out in our public disclosures and are not projections of anticipated results but rather reflect permitted adjustments. Additionally, this Presentation contains forward-looking financial measures presented on a non-GAAP basis without reconciliation to the most directly comparable GAAP measure due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy significant items required for this reconciliation. You should be aware that Dun & Bradstreet’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. All amounts in this Presentation are in USD unless otherwise stated. All trademarks and logos depicted in this Presentation are the property of their respective owners and are displayed solely for purposes of illustration.

Restricted Confidential Financial Highlights (GAAP) Metrics Third Quarter 2024 Revenue $609.1 million, +3.5% (+3.2% constant currency) Net income (loss) $3.2 million vs. $4.4 million Q3’23 Diluted earnings (loss) per share $0.01 1

Restricted Confidential Financial Highlights (Non-GAAP) Metrics Third Quarter 2024 Revenue $609.1 million, +3.5% (+3.2% constant currency) Organic revenue growth +3.4% Adjusted EBITDA $247.4 million, +5.1% Adjusted EBITDA Margin 40.6% Adjusted net income $116.0 million Adjusted net earnings per diluted share $0.27 2

Restricted Confidential 186.5 194.8 234.9 237.7 Q3 2023 Q3 2024 +3% +3% +1% +1% +4% +5% • Organic revenue grew 2.7% • Finance & Risk revenues increased 1% due to increased revenue across our Third Party Risk and Supply Chain Management solutions, partially offset by a net decrease in revenue primarily from our Finance solutions • Sales and Marketing revenues increased 4% due to higher revenue from our Master Data Management Solutions, partially offset by decreased revenue from our Digital Marketing solutions • Adjusted EBITDA increased primarily due to revenue growth and lower net personnel costs, partially offset by higher costs driven by cloud infrastructure costs and data acquisition costs North America – Q3 Third Quarter Highlights Finance & Risk Sales & Marketing $421.4 $432.5 AFX BFX (1) $ in millions REVENUE ADJUSTED EBITDA ADJUSTED EBITDA MARGIN % $195.6 $207.7 Q3 2023 Q3 2024 46.4% 48.0% Q3 2023 Q3 2024 +6.2% +160 bps (1) BFX represents the growth rate before the impact of foreign exchange 3

Restricted Confidential 53.5 55.0 113.6 121.6 Q3 2023 Q3 2024 +6% +5% +7% +6% +3% +1% • Organic revenue grew 5.1% • Finance & Risk solutions remain in high demand with 6% BFX growth attributable to growth across all markets • Sales & Marketing grew 1% on a BFX basis, 2.4% organic growth, primarily due to higher revenue product royalties from WWN alliances • Adjusted EBITDA increased 6.5% due to revenue growth from the underlying business, partially offset by higher net personnel and data acquisition costs and foreign exchange loss International – Q3 Third Quarter Highlights Finance & Risk Sales & Marketing $167.1 $176.6 AFX BFX (1) $ in millions REVENUE ADJUSTED EBITDA ADJUSTED EBITDA MARGIN % $55.5 $59.1 Q3 2023 Q3 2024 33.2% 33.5% Q3 2023 Q3 2024 +6.5% +30 bps (1) BFX represents the growth rate before the impact of foreign exchange 4

Restricted Confidential Debt Summary ($ in millions) September 30, 2024 Maturity Interest Rate Cash $289 Revolving Facility ($850.0) (1)(2)(3) $133 2029 SOFR + 250 bps Term Loan Facility (1)(4) $3,088 2029 SOFR + 275 bps Unsecured Notes (1) $460 2029 5.00% Total Debt (1) $3,681 Net Debt (1) $3,392 Net Debt / EBITDA 3.7x (1)Represents principal amount (2)Subject to a ratio-based pricing grid (3)As of 1/29/24, repriced from SOFR+CSA+300bps to SOFR+250bps (subject to pricing grid) and extended from September 2025 to February 2029 (4)As of 1/29/24, previous $2,652 million (SOFR+CSA+275bps) and $452 million (SOFR+300bps) tranches repriced and consolidated into a single tranche of $3,104 million at SOFR+275 bps • 87% of debt either fixed rate or hedged via the following: • The $3.1 billion term loan has the following hedges: • $250 million floating to fixed swap effective to February 2025 at 1.629% • $1 billion floating to fixed swap effective to March 2025 at 3.214% • $500 million floating to fixed swap effective to February 2026 at 3.695% • $1 billion floating to fixed swap effective to March 2028 at 3.246% • Forward starting $600 million swap effective March 2025 to March 2028 ($350 million at 3.229% and $250 million at 3.240%) • We also have cross currency swaps totaling $625M with maturities that range from 2025 to 2029 5

Restricted Confidential Full Year 2024 Financial Guidance Financial Metrics Reiterated 2024 Guidance Total Revenue Low end of $2,400 million to $2,440 million Organic revenue growth Low end of 4.1% to 5.1% Adjusted EBITDA $930 million to $950 million Adjusted net earnings per diluted share $1.00 to $1.04 Full year 2024 guidance is based upon the following estimates and assumptions: • Adjusted interest expense of approximately $215 million • Depreciation and amortization expense of approximately $130 million to $140 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) • Adjusted effective tax rate of approximately 22% to 23% • Weighted average diluted shares outstanding of approximately 436 million • Capex of $150-$160 million of internally developed software and $45 million of Property, Plant and Equipment and Purchased Software 6

Restricted Confidential Appendix

Restricted Confidential Non-GAAP Financial Measures In addition to reporting GAAP results, we evaluate performance and report our results on the non-GAAP financial measures discussed below. We believe that the presentation of these non-GAAP measures provides useful information to investors and rating agencies regarding our results, operating trends and performance between periods. These non-GAAP financial measures include organic revenue, adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"), adjusted EBITDA margin, adjusted net income and adjusted net earnings per diluted share. Adjusted results are non-GAAP measures that adjust for the impact due to certain acquisition and divestiture related revenue and expenses, such as costs for banker fees, legal fees, due diligence, retention payments and contingent consideration adjustments, restructuring charges, equity- based compensation, and other non-core gains and charges that are not in the normal course of our business, such as costs associated with early debt redemptions, gains and losses on sales of businesses, impairment charges, the effect of significant changes in tax laws and material tax and legal settlements. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non- cash and not indicative of our ongoing and underlying operating performance. Intangible assets are recognized as a result of historical merger and acquisition transactions. We believe that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, our costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in our operating costs as personnel, data fees, facilities, overhead and similar items. Management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of recognized intangible assets will recur in future periods until such assets have been fully amortized. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. As a result, we monitor our adjusted revenue growth both after and before the effects of foreign exchange rate changes. We believe that these supplemental non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance and comparability of our operating results from period to period. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Our non-GAAP or adjusted financial measures reflect adjustments based on the following items, as well as the related income tax. Organic Revenue We define organic revenue as reported revenue before the effect of foreign exchange excluding revenue from acquired businesses, if applicable, for the first twelve months. In addition, organic revenue excludes current and prior year revenue associated with divested businesses, if applicable. We believe the organic measure provides investors and analysts with useful supplemental information regarding the Company’s underlying revenue trends by excluding the impact of acquisitions and divestitures. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. excluding the following items: • depreciation and amortization; • interest expense and income; • income tax benefit or provision; • other non-operating expenses or income; • equity in net income of affiliates; • net income attributable to non-controlling interests; • equity-based compensation; • restructuring charges; • merger, acquisition and divestiture-related operating costs; • transition costs primarily consisting of non-recurring expenses associated with investments to transform our technology and back-office infrastructure, including investment in the architecture of our technology platforms and cloud-focused infrastructure. The transformation efforts require us to dedicate separate resources in order to develop the new cloud-based infrastructure in parallel with our current environment. These costs, as well as other expenses associated with transformational activities, are incremental and redundant costs that will not recur after we achieve our objectives and are not representative of our underlying operating performance. We believe that excluding these costs from our non-GAAP measures provides a better reflection of our ongoing cost structure; and • other adjustments include non-recurring charges such as legal expense associated with significant legal and regulatory matters and impairment charges. We calculate adjusted EBITDA margin by dividing adjusted EBITDA by revenue. 7

Restricted Confidential Non-GAAP Financial Measures (Continued) Adjusted Net Income We define adjusted net income as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. adjusted for the following items: • incremental amortization resulting from the application of purchase accounting. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and is not indicative of our ongoing and underlying operating performance. The Company believes that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, the Company’s costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in the Company’s operating costs as personnel, data fees, facilities, overhead and similar items; • equity-based compensation; • restructuring charges; • merger, acquisition and divestiture-related operating costs; • transition costs primarily consisting of non-recurring expenses associated with investments to transform our technology and back-office infrastructure, including investment in the architecture of our technology platforms and cloud-focused infrastructure. The transformation efforts require us to dedicate separate resources in order to develop the new cloud-based infrastructure in parallel with our current environment. These costs, as well as other expenses associated with transformational activities, are incremental and redundant costs that will not recur after we achieve our objectives and are not representative of our underlying operating performance. We believe that excluding these costs from our non-GAAP measures provides a better reflection of our ongoing cost structure; • merger, acquisition and divestiture-related non-operating costs; • debt refinancing and extinguishment costs; • non-operating pension-related income (expenses) includes certain costs and income associated with our pension and postretirement plans, consisting of interest cost, expected return on plan assets and amortized actuarial gains or losses and prior service credits. These adjustments are non-cash and market-driven, primarily due to the changes in the value of pension plan assets and liabilities which are tied to financial market performance and conditions; • Non-cash gain and loss resulting from the modification of our interest rate swaps; • other adjustments include non-recurring charges such as legal expense associated with significant legal and regulatory matters and impairment charges; • tax effect of the non-GAAP adjustments; and • other tax effect adjustments related to the tax impact of statutory tax rate changes on deferred taxes and other discrete items. Adjusted Net Earnings Per Diluted Share We calculate adjusted net earnings per diluted share by dividing adjusted net income (loss) by the weighted average number of common shares outstanding for the period plus the dilutive effect of common shares potentially issuable in connection with awards outstanding under our stock incentive plan. 8

Restricted Confidential Non-GAAP Reconciliation: Adjusted EBITDA (Amounts in millions) Three Months Ended September 30 2024 2023 Net income (loss) attributable to Dun & Bradstreet Holdings, Inc. $3.2 $4.4 Depreciation and amortization 144.8 146.7 Interest expense - net 59.2 55.3 (Benefit) provision for income tax - net (1.8) (11.2) EBITDA $205.4 $195.2 Other income (expense) - net 0.9 3.3 Equity in net income of affiliates (0.3) (0.6) Net income (loss) attributable to the non-controlling interest 1.0 0.9 Equity-based compensation 16.3 20.8 Restructuring charges 7.8 1.6 Merger, acquisition and divestiture-related operating costs 0.4 1.4 Transition costs 14.7 11.7 Other adjustments 1.2 1.1 Adjusted EBITDA $247.4 $235.4 Adjusted EBITDA Margin (%) 40.6% 40.0% 9

Restricted Confidential Non-GAAP Reconciliation: Adjusted Net Income (Amounts in millions, except per share data) Three Months Ended September 30 2024 2023 Net income (loss) attributable to Dun & Bradstreet Holdings, Inc. $3.2 $4.4 Incremental amortization of intangible assets resulting from the application of purchase accounting 107.9 115.7 Equity-based compensation 16.3 20.8 Restructuring charges 7.8 1.6 Merger, acquisition and divestiture-related operating costs 0.4 1.4 Transition costs 14.7 11.7 Merger, acquisition and divestiture-related non-operating costs - 2.5 Non-operating pension-related income (4.8) (4.6) Non-cash gain (loss) from interest rate swap amendment 4.5 (2.6) Other adjustments 1.2 2.2 Tax effect of the non-GAAP adjustments (34.9) (36.9) Other tax effect adjustments (0.3) - Adjusted net income (loss) attributable to Dun & Bradstreet Holdings, Inc. $116.0 $116.2 Adjusted net earnings per diluted share $0.27 $0.27 Weighted average number of shares outstanding – diluted 435.6 432.2 10